                                 LOAN AGREEMENT

    This loan agreement ("Agreement") is entered into as of March 21, 1997, by and between ONTRO, INC. a California corporation (referred to herein as "Borrower" or the "Company"), and EARL SHANNON, (referred to herein as "Lender"). Borrower and Lender agree as follows:

     1. LOAN. Lender hereby lends to Borrower the sum of $110,000.00, (the "Loan").

          1.1 NOTE. The Loan shall be evidenced by a promissory note (the "Note") (a copy of which is attached as Exhibit "A") executed by Borrower, dated as of the date the Loan is made, providing for the payment of the principal amount plus interest at the rate of ten percent (10%) per annum, compounded annually, and computed on the basis of a 365-day year and actual days elapsed, payable on the earlier to occur of: (i) the fifth business day after Borrowers completion of the initial public offering of its common stock; or (ii) on the date twenty-four (24) months from the date of the Note ("Maturity Date") at which time all then unpaid principal and accrued interest shall be due and payable.

         1.2 WARRANT. Borrower shall as additional interest grant Lender a Warrant to purchase twenty thousand (20,000) shares of Borrower's common stock for every One Hundred Ten Thousand Dollars ($110,000) loaned to the Borrower by the Lender pursuant to this Agreement (the "Warrant"). The exercise price of the Warrant shall be One Dollar ($1.00) per share. The Warrant shall be exercisable by the Lender at any time during the later to occur of: (i) Twenty-Four (24) months from the date of the Note; or (ii) Thirty (30) days after the date there is no longer any amount remaining due from the Borrower to the Lender pursuant to this Agreement. The Warrant shall be substantially in the form of Exhibit "B", attached hereto and incorporated herein. The Borrower shall reserve from its authorized and unissued common stock the number of shares underlying the Warrant.

     2. CONDITIONS PRECEDENT TO LENDER'S OBLIGATIONS. Lender's obligation to disburse the Loan is subject to the condition that, on the date of disbursement ("Closing Date"), there shall have been delivered to Lender, in form and substance satisfactory to Lender and its counsel:

          2.1 AUTHORIZATION TO BORROW. A copy of a resolution or resolutions, in form and substance satisfactory to Lender, passed by the board of directors of Borrower, authorizing the borrowing provided for in this Agreement, and the execution, delivery, and performance of this Agreement and the Note or other instrument or agreement required under this Agreement;

          2.2 NOTE. The Note substantially in the form attached hereto as Exhibit "A", executed by the President of the Borrower.

          2.3 AUTHORIZATION OF WARRANT. A copy of a resolution or resolutions, in form and substance satisfactory to Lender, passed by the board of directors of Borrower, authorizing the grant of and delivery to the Lender of the Warrant and reserving the shares of common stock of the

Borrower thereunder.

          2.4 WARRANT. The Wan-ant substantially in the form as attached hereto as Exhibit "B", executed by the President of the Borrower.

          2.5 INCUMBENCY CERTIFICATE. A certificate, signed by the Secretary or an Assistant Secretary of Borrower and dated the Closing Date, certifying the incumbency of the person or persons authorized to execute and deliver on behalf of Borrower this Agreement and the Warrant and the Note or other instrument or agreement required under this Agreement.

     3. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower represents and warrants that:

          3.1 ORGANIZATION. Borrower is a corporation duly organized and existing under the laws of the State of California with its principal place of business at 12675 Danielson Court, Suite 401, Poway, California 92064. It has the power to own its property and to carry on its business as it is now being conducted. It is duly qualified and authorized to do business and is in good standing in every state, country, or other jurisdiction in which the nature of its business and properties makes such qualification necessary;

          3.2 SUBSIDIARIES AND AFFILIATES. Borrower does not own or control, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, association, partnership, business, trust or other entity;

          3.3 AUTHORITY. Borrower has full power and authority (corporate and other) to borrow the sums provided for in this Agreement to execute and deliver this Agreement, to issue the Warrant, the Note and any other instrument or agreement required under this Agreement, and to perform and observe the terms and provisions of this Agreement and of all such other instruments and agreements;

          3.4 CORPORATE ACTION. All corporate action by Borrower, its directors or stockholders, necessary for the authorization, execution, delivery, and performance of this Agreement, issuance of the Warrant and the Note and any other instrument or agreement required under this Agreement has been duly taken;

          3.5 INCUMBENCY AND AUTHORITY OF SIGNATOR'S. The officers of Borrower executing this Agreement, the Warrant, the Note and any other instrument or agreement required under this Agreement are duly and properly in office and fully authorized to execute them;

          3.6 DUE AND VALID EXECUTION. This Agreement has been duly authorized, executed, and delivered by Borrower, and is a legal, valid, and binding agreement of Borrower, enforceable against Borrower in accordance with its terms and the Warrant and the Note and any other instrument or agreement required under this Agreement has been so authorized and, when executed and delivered, will be similarly valid, binding, and enforceable;

          3.7 RESERVED SHARES. There are sufficient authorized shares of common stock available for the Warrant to be exercised and such shares of common stock underlying the Warrant have been reserved on the books of the Borrower.

          3.8 NO VIOLATION. There is no charter, bylaw, or capital stock provision of Borrower, and no provision of any indenture or agreement, written or oral, to which Borrower is a party or under which Borrower is obligated, nor is there any statute, rule, or regulation, or any judgment, decree, or order of any court or agency binding on Borrower which would be contravened by the execution and delivery of this Agreement, the Warrant, the Note or any other instrument or agreement required under this Agreement, or by the performance of any provision, condition, covenant, or other term of this Agreement, the Warrant, the Note or any such other instrument or agreement;

          3.9 LITIGATION PENDING. There is no litigation, tax claim, proceeding or dispute pending, or, to the knowledge of Borrower, threatened, against or affecting Borrower or its property, the adverse determination of which might affect Borrower's financial condition or operations or impair Borrower's ability to perform its obligations under this Agreement or under the Warrant, the Note or any other instrument or agreement required by this Agreement;

          3.10 EVENTS OF DEFAULT. No event has occurred and is continuing or would result from the making of the Loan which would constitute an Event of Default as defined herein or which, on the lapse of time or notice or both, would become such an Event of Default;

          3.11 All financial statements, as well as all other information, and data furnished by Borrower to Lender are correct, and accurately and fairly represent the financial condition and results of operations of Borrower as of that date. Since that date there has been no material adverse change in Borrower's financial condition or results of operations sufficient to impact Borrower's ability to repay the Loan in accordance with the terms of this Agreement. Borrower has no contingent obligations, liabilities for taxes, or other outstanding financial obligations which are material in the aggregate, except as disclosed in such statements, information, and data;

     4. REPRESENTATIONS AND WARRANTIES OF LENDER. This Agreement is made with Lender in reliance upon Lender's representation and warranties to the Company, which by Lender's execution of this Agreement Lender hereby confirms, that:

          4.1 AUTHORIZATION. This Agreement constitutes Lender's valid and legally binding obligation, enforceable in accordance with its terms.

          4.2 INVESTMENT INTENT. The Note and Warrant to be received by Lender will be acquired for investment for Lender's or his designee's, own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Lender has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Lender further represents that Lender does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to the Note or the Warrant or any common stock underlying the Warrant.

          4.3 DISCLOSURE OF INFORMATION. Lender believes he/she/they have received all the information he/she/they consider necessary or appropriate for deciding whether to make the Loan, acquire the Note and the Warrant. Lender further represents that he/she/they have had an opportunity to ask questions and receive answers from officers of the Company regarding the Company, its business and the terms and conditions of the Note and the Warrant.

          4.4 CONFIDENTIALITY. Lender hereby represents, warrants and covenants that he/she/they shall maintain in confidence, and shall not use or disclose without the prior written consent of the Company, any information identified as confidential that is furnished to him/her/them by the Company in connection with this Agreement. This obligation of confidentiality shall not apply, however, to any information (a) in the public domain through no unauthorized act or failure to act by Lender, or (b) lawfully disclosed to Lender by a third party who possessed such information without any obligation of confidentiality. Lender further covenants that he/she/they shall return to the Company all tangible materials containing such information upon request by the Company.

          4.5 INVESTMENT EXPERIENCE. Lender is a lender and investor in notes and securities of companies in the development stage and acknowledges he/she/they are able to fend for themselves, can bear the economic risk and complete loss of his/her/their investment and has such knowledge and experience in financial or business matters that he/she/they are capable of evaluating the merits and risks of the investment in the Note and the Warrant.

          4.6 RESTRICTED SECURITIES. Lender understands the Note, the Warrant and the shares underlying the Warrant he/she/they are acquiring are characterized as "restricted securities" under the federal securities laws in as much as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Securities Act of 1933, as amended (the "Securities Act"), except in certain limited circumstances. In this connection Lender represents that he/she/they are familiar with Securities and Exchange Commission ("SEC") Rule 144, as presently in effect, and understand the resale limitations imposed thereby and by the Securities Act.

          4.7 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Lender further agrees not to make any disposition of all or any portion of the Note, the Warrant or the shares underlying the Warrant unless and until:

                 4.7.1 There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                 4.7.2 Lender shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition and (ii) if reasonably requested by the Company, Lender shall have furnished the Company with an opinion of counsel, that such disposition will not require registration of such shares under the Securities Act.

          4.8 LEGENDS. It is understood the Note, the Warrant, or a certificate for the Corporation's common stock evidencing the shares underlying the Warrant ("Certificate") may bear one or more of the following legends:

     "These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel satisfactory to the Company that such registration is not required or unless sold pursuant to Rule 144 of such Act."

                 4.8.1 Any legend required by the laws of the State of California or other jurisdiction, including any legend required by the California Department of Corporations and Sections 417 and 418 of the California Corporations Code.

          4.9 ACCREDITED INVESTOR. Lender is an "accredited investor" as that term is defined in CFR Section 230. 501(a) (Regulation D), as amended, of the SEC under the Securities Act.

          4.10   REMOVAL OF LEGENDS; FURTHER COVENANTS.

                 4.10.1 Any legend placed on the Note, the Warrant or a Certificate pursuant to Section 4.8 hereof shall be removed (i) if the Note, the Warrant or the shares represented by such Certificates shall have been effectively registered under the Securities Act or otherwise lawfully sold in a public transaction, (ii) if the shares may be transferred in compliance with Rule 144(k) promulgated under the Securities Act, or (iii) if Lender shall have provided the Company with an opinion of counsel, in form and substance acceptable to the Company and its counsel and from attorneys reasonably acceptable to the Company and its counsel, stating that a public sale, transfer or assignment of the Note, the Warrant or the shares underlying the Warrant may be made without registration.

                 4.10.2 Any legend placed on the Note or a Certificate pursuant to Section 4.8.2 hereof shall be removed if the Company receives an order of the appropriate state authority authorizing such removal or if Lender provides the Company with an opinion of counsel, in form and substance acceptable to the Company and its counsel and from attorneys reasonably acceptable to the Company and its counsel, stating that such state legend may be removed.

                 4.10.3 Lender further covenants that Lender will not transfer the Note or the

Warrant, in violation of the Securities Act, the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or the rules of the Commission promulgated thereunder, including Rule 144 under the Securities Act. Further, Lender agrees that, prior to the closing of the Company's initial public offering, Lender will not transfer the Note, the Warrant or any shares underlying the Warrant without the Company's prior consent, even if Lender is otherwise permitted to transfer them pursuant to this Agreement and all applicable law.

          4.11. CALIFORNIA CORPORATE SECURITIES LAW. THE SALE OF THE NOTE AND THE WARRANT WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH NOTE AND THE WARRANT OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF NOTE OR THE WARRANT IS EXEMPT FROM QUALIFICATION BY SECTIONS 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

     5. BORROWER'S AFFIRMATIVE COVENANTS. Borrower covenants and agrees that until the full and final payment of all indebtedness incurred under this Agreement has been made, it will, unless Lender waives compliance in writing:

          5.1 USE OF PROCEEDS. Use the proceeds of the Loan in connection with the further financing of its operations and for general working capital;

          5.2 PAYMENT. Repay principal of and interest on the Loan according to the terms of this Agreement and the terms of the Note evidencing the Loan;

          5.3    NOTICE. Promptly give written notice to Lender of:

                 5.3.1 all litigation affecting Borrower when the amount claimed is $1,000,000 or more;

                 5.3.2 any substantial dispute which may exist between Borrower and any governmental regulatory body or law enforcement authority;

                 5.3.3 any labor controversy resulting in or threatening to result in a strike against Borrower;

                 5.3.4 any proposal by any public authority to acquire Borrower's assets or business or to engage in activities competitive with Borrower;

                 5.3.5 any Event of Default or any event which, on a lapse of time or notice or both, would become an Event of Default; and

                 5.3.6 any other matter that has resulted or might result in a material adverse change in Borrower's financial condition or operations;

          5.4 DOCUMENTS. Deliver to Lender, in form and detail satisfactory to Lender, and in the number of copies Lender may reasonably request:

                 5.4.1   as soon as available but no later than, seventy-five
(75) days after the close of each fiscal year of Borrower, a complete copy of its audit report, which shall include at least its balance sheet as of the close of such year, and its income statement, reconciliation of capital accounts, and statement of sources and uses of funds for that year, certified by an independent public accountant selected by Borrower and satisfactory to Lender. The certificate shall not be qualified or limited because of restricted or limited examination by that accountant of any material portion of Borrower's records;

                 5.4.2 such other statement or statements, lists of property and accounts, budgets, forecasts or reports regarding Borrower as Lender may reasonably request;

          5.5 MAINTENANCE. Maintain and preserve its corporate existence and all rights, privileges, and franchises now enjoyed, conduct its business in an orderly, efficient, and customary manner, keep all its properties in good working order and condition, and from time to time make all needed repairs to, and renewals or replacements of, its properties so that the efficiency of those properties shall be fully maintained and preserved;

          5.6 OBLIGATIONS. Pay all obligations, including tax claims, at maturity, unless the obligation to make such payment or payments is in good faith being disputed or is being contested by appropriate proceedings with due diligence;

          5.7 INSURANCE. Maintain and keep in force in adequate amounts fire (including use and occupancy), public liability, property damage, and workers' compensation insurance;

          5.8 BOOKS AND RECORDS. Maintain adequate books, accounts, and records and prepare all financial statements required under this Agreement in accordance with generally accepted accounting principles and practices consistently applied, and in compliance with the regulations of any governmental regulatory body having jurisdiction over them; and permit employees or agents of Lender at any reasonable time to inspect Borrower's properties, and to examine or audit Borrower's books, accounts, and records and make copies and memoranda of them;

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          5.9    SALES PROCEEDS. Apply the proceeds of sales of its fixed or capital assets in excess of a cumulative total of $500,000 at Lender's option, to:

                 5.9.1   the most remote principal installments of the Loan;

                 5.9.2   replacement of the assets sold;

                 5.9.3 a reserve for future purchase of fixed or capital assets; or

                 5.9.4   working capital purposes;

     6. BORROWER'S NEGATIVE COVENANTS. Borrower covenants and agrees that until full and final payment of all indebtedness incurred under this Agreement has been made, it will not, without the prior written consent of Lender:

          6.1 DIVIDENDS. Declare or pay any dividends on any of its shares except dividends payable in Borrower's capital stock;

          6.2 REDEMPTIONS. Purchase, redeem, or otherwise acquire for value, any of its shares, or create any sinking fund in relation to any of its shares, except as part of restricted compensation or similar awards or issuances to employees or consultants;

          6.3 LIQUIDATION OR DISSOLUTION. Liquidate or dissolve, or enter into any consolidation, merger, pool, joint venture, syndicate, or other combination, or sell, lease, or dispose of its business or assets as a whole or such part as in the reasonable opinion of Lender constitutes a substantial portion of its business or assets;

          6.4 FURTHER INDEBTEDNESS. Except as provided in this Agreement, create or incur any indebtedness for borrowed money which would be senior in repayment to the Loan, or become liable as a surety, guarantor, accommodation endorser, or otherwise, for or on the obligation of any other person, firm, or corporation which would provide a priority of repayment to the Loan; provided, however, that this section shall not prohibit:

                 6.4.1 the acquisition of equipment, goods, supplies, or merchandise on normal credit;

                 6.4.2 the execution of bonds, undertakings, or contracts in the usual course of Borrower's business; or

                 6.4.3 the endorsement of negotiable instruments received in the usual course of Borrower's business;

          6.5 ENCUMBRANCES. Create, assume, or suffer to exist any mortgage, encumbrance, or other lien (including a lien of attachment, judgment, or execution), or security interest (including the interest of a conditional seller of goods), securing a charge or obligation, on or of any of its property, real or personal, whether now owned or hereafter acquired, except:

                 6.5.1 lien or charge for current tax, assessment, or other govern. mental charge, which is not delinquent or remains payable without any Penalty, or the validity of which is contested in good faith by appropriate Proceedings on stay of execution of the enforcement of the lien or charge;

                 6.5.2 deposits or pledges to secure (i) statutory obligations, (ii) surety or appeal bonds, (iii) bonds for release of attachment stay of execution, or injunction, or (iv) performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or for purposes of like general nature in the ordinary course of Borrower's business;

                 6.5.3 purchase-money security interests in personal property acquired after the date of this Agreement when the obligation secured does not exceed one hundred percent (100%) of the cost of the property purchased;

          6.6 ASSET DISPOSITIONS. Dispose of any of its assets except for full, fair, and reasonable consideration, or enter into any sale and leaseback agreement covering any of its fixed or capital assets, or dispose of its assets as a whole or such part of its assets except in the regular course of conducting its business;

     7. EVENTS OF DEFAULT. Regardless of the terms of any note issued under this Agreement the occurrence of any of the events set out below ("Events of Default") shall at the option of Lender, make all interest and principal remaining on the Loan immediately due and payable, without notice of default, presentment or demand for payment, protest or notice of nonpayment or dishonor, or other notices or demands of any kind, except as specified in this Agreement:

          7.1 PAYMENTS Borrower shall fail to pay, within 10 days after the date when due, any installment of interest or principal in accordance with the terms of this Agreement or of the Note evidencing the Loan;

          7.2 REPRESENTATIONS AND WARRANTIES. Any representation or warranty by Borrower in this Agreement or in any agreement, instrument, or certificate executed under this Agreement or in connection with any transaction contemplated by this Agreement shall prove to have been false or misleading in any material respect when made;

          7.3 LIENS. An involuntary lien or liens in the aggregate sum of $500,000 or more, of any kind, shall attach to the assets or property of Borrower, except for taxes due but not in default, or for taxes that are being contested; provided, however, that no lien shall be considered for the purpose of this section if:

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                 7.3.1   such lien is removed without expenditure of funds by
Borrower other than the costs of appropriate proceedings; or

                 7.3.2 Borrower, in the reasonable opinion of its counsel, has the right to and is diligently proceeding to have such lien removed without unreasonable expenditure of funds by Borrower other than the costs of appropriate proceedings, and such opinion of counsel is furnished to Lender within ten days after written request for it;

          7.4 JUDGMENTS. A judgment or judgments shall be entered against Borrower in the aggregate amount of $500,000 or more on a claim or claims not covered by insurance; provided, however, that no judgment shall be considered for the purpose of this section if:

                 7.4.1 such judgment is vacated without unreasonable expenditure of funds by Borrower other than the costs of appropriate proceedings; or

                 7.4.2 Borrower, in the opinion of its counsel, has the right to and is diligently proceeding to have such judgment vacated without unreasonable expenditure of funds by Borrower other than the costs of appropriate proceedings, and such opinion of counsel is furnished to Lender within ten days after written request for it;

          7.5 BANKRUPTCY. Borrower shall file any petition or action for relief under any Bankruptcy, arrangement, reorganization, insolvency, or moratorium law, or any other law or laws for the relief of or relating to debtors, or shall, with respect to any involuntary petition or action for relief under such law or laws, consent or fail to timely object to the relief requested in such petition;

          7.6 INVOLUNTARY BANKRUPTCY. An involuntary petition shall be filed under any bankruptcy statute against Borrower, or a receiver, trustee, custodian, or similar officer of the court shall be appointed to take possession of all or any substantial part of Borrower's properties, unless such petition or appointment is dismissed or withdrawn or ceases to be in effect within 90 days from the date of the filing or appointment;

          7.7 OTHER DEFAULT. Any material default shall occur under any other agreement pertaining to the borrowing of money or the advance of credit to which Borrower may be a party as borrower, if that default gives to the holder of the obligation concerned the right to accelerate the indebtedness;

          7.8 BREACH. Borrower shall breach or default under any term, condition, provision, representation, or warranty in this Agreement if that breach or default shall continue for ten days after its occurrence, or, if Lender has received notice of the breach or default within that ten-day period, after notice of the breach or default to Borrower from Lender, whichever is later.

     8.   MISCELLANEOUS.

          8.1 NOTICES. Any communications between the parties or notices provided for in this Agreement may be given by mailing them, first class, postage prepaid, to Lender at:

          Earl Shannon
          P.O. Box 811361
          Boca Raton, FL 33481-1361

and to Borrower at:

          Ontro, Inc.
          12675 Danielson Court, Suite 401
          Poway, Ca. 92064
          Attn: James A. Scudder

with a copy to:

          Fisher Thurber, LLP
          4225 Executive Square, Suite 1600
          La Jolla, CA. 92037-1483
          Attn: David A. Fisher

or to such other address as either party may indicate to the other in writing after the date of this Agreement.

          8.2 SUCCESSORS AND ASSIGNS. This Agreement shall bind and inure to the benefit of the parties and their respective successors and assigns; provided, however, that Borrower shall not assign this Agreement or any of the rights, duties, or obligations of Borrower under this Agreement without the prior written consent of Lender.

          8.3 DELAY AND WAIVERS. No delay or omission to exercise any right, power, or remedy accruing to Lender on any breach or default of Borrower under this Agreement shall impair any such right, power, or remedy of Lender, nor shall it be construed to be a waiver of any such breach or default, or an acquiescence in such breach or default, or waiver of or acquiescence in any similar breach or default occurring later; nor shall any waiver of any single breach or default be considered a waiver of any other prior or subsequent breach or default. Any waiver, permit, consent, or approval of any kind by Lender of any breach or default under this Agreement, or any waiver by Lender of any provision or condition of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in that writing. All remedies, either under this Agreement or by law or otherwise afforded to Lender, shall be cumulative and not alternative.

          8.4 ATTORNEYS FEES. In the event of any legal action or suit in relation to this Agreement or any note or other instrument or agreement required under this Agreement, or in the event that Lender incurs any legal expense in protecting its rights under this Agreement or under any security agreement in any legal proceeding, Borrower, in addition to all other sums which Borrower may be called on to pay, will pay to Lender the amount of such legal expense and will, if Lender prevails in such action, pay to Lender a reasonable sum for its attorney's fees and all other costs and expenses.

          8.5 SEVERABILITY. In the event any sentence or paragraph of this Agreement is declared void by a court of competent jurisdiction, said sentence or paragraph shall be deemed severed from the remainder of this Agreement, and the balance of this Agreement shall remain in effect.

          8.6. TITLES, CAPTIONS AND PARAGRAPH HEADINGS. Paragraph and subparagraph titles and captions contained in this Agreement are inserted only as a matter of convenience for reference. Such titles, captions, and paragraph headings in no way define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.

          8.7 NUMBER AND GENDER. Whenever a singular number is used in this Agreement or where required by context, the same shall include plural. Masculine gender shall include feminine and neuter genders and the word "person" shall include corporation, firm, partnership, or other forms of association.

          8.8. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between all parties herein and supersedes all prior Agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof, and shall not be modified or amended except in writing, executed by all parties herein.

          8.9. COUNTERPARTS. This Agreement may be executed in several counterparts, and as so executed shall constitute an Agreement, binding to all parties herein.

          8.10 NON-WAIVER. No delay or omission on the part of any party herein in exercising any rights or remedies herein shall operate as a waiver of such rights or remedies. No waiver of any default shall constitute a waiver of any other default whether of the same or any other covenant or condition. No waiver, benefit, privilege or service voluntarily given or performed by any party herein shall give the other parties any contractual right by custom, estoppel or otherwise. Any waiver by any party herein must be executed in writing, expressly specifying the subject and extent of the waiver.

          8.11 GOVERNING LAW AND VENUE. This Agreement and all amendments thereto shall be governed, construed, and enforced in accordance with the laws of the State of California, and venue for any legal action arising out of this Agreement shall be in San Diego County, California.

          8.12. LEGAL REPRESENTATION. The law firm of Fisher Thurber LLP has prepared this Agreement solely on behalf of the Borrower based on instructions received. The Lender has been advised to seek and obtain separate legal counsel with respect to the preparation and execution of this Agreement, and he/she has had an opportunity to do so, has access to qualified independent counsel and has sought and obtained such advice and counsel to the extent desired.

          8.13 CONSTRUCTION. This Agreement has been negotiated between the parties and their advisors, and shall not be construed against the party preparing it, but shall be construed as if all parties jointly prepared this Agreement and any uncertainty and ambiguity shall not be interpreted against any one party.

          8.14 NO OTHER INDUCEMENT. The making, execution and delivery of this Agreement by the parties hereto has been induced by no representations, statements, warranties or agreements other than those expressed herein.

          8.15 CONFLICTS. In the event of any inconsistency in the terms of the Note or the Warrant and this Loan Agreement, the terms and conditions of the Loan Agreement shall control.

     IN WITNESS WHEREOF, the parties to this Agreement have executed this Loan Agreement by their duly authorized officers effective as of the day and year first above written.

                                   BORROWER:

                                   ONTRO, INC.
                                   a California corporation



                                   By: /s/ JAMES A. SCUDDER
                                      -------------------------------------
                                           James A. Scudder, President





                                   LENDER:

                                   /s/ EARL SHANNON
                                   ----------------------------------------
                                       Earl Shannon

                                   By:
                                      -------------------------------------
                                   Name:
                                        -----------------------------------
                                   Title:
                                         ----------------------------------

                                   EXHIBIT A

                                      NOTE

                                PROMISSORY NOTE



$110,000.00                   POWAY, CALIFORNIA                  MARCH 21, 1997




      ONTRO, INC., a California corporation (the "Company" or "Borrower"), for value received, hereby promises to pay to EARL SHANNON ("Lender"), on the Maturity Date (as hereinafter defined), the principal amount of One Hundred Ten Thousand Dollars ($110,000.00) and to pay interest (computed on the basis of a 365-day year and actual days elapsed) on the principal amount from time to time remaining unpaid hereon at the rate of Ten Percent (10%) per annum, compounded annually, from the date hereof until the Maturity Date. All sums due pursuant to this Note shall be due and payable on the earlier to occur of: (i) the fifth business day after the Company's completion of an initial public offering of its common stock; or (ii) the date which is twenty-four (24) months from the date of this Note (the "Maturity Date.") Both the principal hereof and any accrued but unpaid interest hereon are due on the Maturity Date, payable at the principal office of the Company in Poway, California in currency of the United States of America which at the time of payment shall be legal tender for payment of public and private debts.

     This Note is made pursuant to a Loan Agreement of even date herewith. All capitalized terms not otherwise defined herein shall have the meaning attributed to them in the Loan Agreement. In the event of any inconsistencies or conflicts between the terms and conditions of this Note and the Loan Agreement, the terms and conditions of the Loan Agreement shall control.

     The unpaid principal amount of this Note, together with accrued interest hereon, and any other sum due or to become due hereunder, shall, at the election of the Lender hereof, mature and become immediately due and payable without presentment or demand for payment, dishonor or notice of dishonor, protest or notice of protest or other formality, all of which are hereby expressly waived, upon the happening of any one or more of the Events of Default as defined in the Loan Agreement.

     The Borrower hereby consents to renewals and extensions of time before or after the maturity hereof, and agrees that no failure on the part of the Lender to exercise any power, right or privilege hereunder, or to insist upon prompt compliance with the terms hereof, shall constitute a waiver thereof.

     Borrower promises to pay costs of collection, including attorney's fees, whether or not suit is filed, upon the non-performance by Borrower of any obligation arising out of this Note.

     The Lender shall not be deemed, by any act of omission or commission, to have waived any of their rights or remedies hereunder unless such waiver is in writing and signed by the Lender, and then only to the extent specifically set forth in writing. A waiver with reference to one event shall not be construed and continuing or as a bar to or waiver of any right or remedy as to a subsequent event. No delay or omission of the Lender to exercise any right, whether before or after an event of default or a default thereunder, shall impair any such right or shall be construed to be a waiver of any right or default, and the acceptance at any time by the Lender of any past due amounts shall not be deemed to be a waiver of the right to require prompt payment when due of any other amounts then or thereafter due and payable.

     The remedies of the Lender in this Note or at law or in equity, shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of the Lender, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release thereof.

     Lender shall not become or be deemed a partner or joint venturer with the Borrower by reason of any provisions of this Note.

     If any amount of principal or interest on or in respect of this Note becomes due and payable on any date which is not a Business Day, such amount shall be payable on the next preceding Business Day. "Business Day" means any day other than a Saturday, Sunday, statutory holiday or other day on which banks in the State of California are required by law to close or are customarily closed.

     If any of the provisions of this Note or the application thereof to any persons or circumstances shall, to any extent, be held to be invalid or unenforceable, the remainder of this Note by the application of such provision or provisions to persons or circumstances other than those as for whom or of which it is held invalid or unenforceable shall not be affected thereby, and every provision of this Note shall be valid and enforceable to the fullest extent permitted by law.

     The terms of this Note shall apply to, inure to the benefit of, and bind all parties hereto, their heirs, legatees, devisees, administrators, executors, successors and assigns.

     Time is of the essence of this Note and the performance of all provisions hereof.

     This Note is registered on the books of the Company and is transferable only by surrender thereof at the principal office of the Company duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Lender of this Note or its attorney duly authorized in writing. Payment of or on account of principal and interest on this Note shall be made only to or upon the order in writing of the registered Lender.

     This Note and said Loan Agreement is governed by and construed in accordance with the laws of the State of California.

                                        BORROWER:

                                        ONTRO, INC.
                                        a California corporation

                                        By: /s/ James A. Scudder
                                           --------------------------------
                                            James A. Scudder, President


THE SECURITIES REPRESENTED IN PART BY THIS NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 NOR REGISTERED NOR QUALIFIED UNDER ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS QUALIFIED AND REGISTERED UNDER APPLICABLE STATE AND FEDERAL SECURITIES LAWS OR UNLESS, IN THE OPINION OF COUNSEL SATISFACTORY TO THE COMPANY AND ITS COUNSEL, SUCH QUALIFICATION AND REGISTRATION IS NOT REQUIRED. ANY TRANSFER OF THE SECURITIES REPRESENTED BY THIS NOTE IS FURTHER SUBJECT TO OTHER RESTRICTIONS, TERMS AND CONDITIONS WHICH ARE SET FORTH IN THE LOAN AGREEMENT.

                                   EXHIBIT B

                                     WARRANT

NEITHER THIS WARRANT NOR THE WARRANT SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE CORPORATION WILL NOT TRANSFER THIS WARRANT OR THE WARRANT SHARES UNLESS (i) THERE IS AN EFFECTIVE REGISTRATION COVERING SUCH WARRANT OR SUCH WARRANT SHARES, AS THE CASE MAY BE, UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATES SECURITIES LAWS, (ii) IT FIRST RECEIVES A LETTER FROM AN ATTORNEY, ACCEPTABLE TO THE BOARD OF DIRECTORS AND ITS AGENTS, STATING THAT IN THE OPINION OF THE ATTORNEY THE PROPOSED TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND UNDER ALL APPLICABLE STATE SECURITIES LAWS, OR (iii) THE TRANSFER IS MADE PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.


                                  ONTRO, INC.

No. W-009                                              Warrant to Subscribe for
                                                   20,000 Shares of Common Stock


                         COMMON STOCK PURCHASE WARRANT

                                                                  March 21, 1997

                         NOT TRANSFERABLE OR EXERCISABLE
                     EXCEPT UPON CONDITIONS HEREIN SPECIFIED

                           ---------------------------

     THIS CERTIFIES that, for value received, EARL SHANNON ("Holder") is entitled to subscribe for and purchase from ONTRO, INC., a California corporation (hereinafter called the "Corporation"), Twenty Thousand (20,000) shares of Common Stock, (the "Common Stock"), of the Corporation (such shares to be subject to adjustment in accordance with Section 3 hereof, hereinafter sometimes called the ("Warrant Shares") at an exercise price of One Dollar ($1.00) per share (the "Exercise Price"), at any time or from time to time during the Exercise Period (as defined in Section 1 hereof).

     Section 1.   EXERCISE OF WARRANT.

         (a) The rights represented by this Warrant may be exercised by the holder hereof, in whole at any time or in part from time to time during the Exercise Period, but not as to a fractional share of Common Stock, by the surrender of this Warrant (properly endorsed) at the office of the

Corporation, at 12675 Danielson Court, Suite 401, Poway, CA 92064 (or at such other agency or office of the Corporation in the United States of America as the Corporation may designate by notice in writing to the holder hereof at the address of such holder appearing on the books of the Corporation), and by payment to the Corporation of the Exercise Price in cash or by certified or official bank check in United States Dollars for each share being purchased.

         (b) In the event of any exercise of the rights represented by this Warrant, (i) a certificate or certificates for the shares of Common Stock so purchased, registered in the name of the person entitled to receive the same, shall be mailed to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised; provided, however, that the Corporation shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificate in a name other than that of the registered Holder thereof, and the Corporation shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid; and (ii) unless this Warrant has expired, a new Warrant representing the number of shares (except a remaining fractional share), if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Holder hereof within such time. The person in whose name any certificate for shares of Common Stock is issued upon exercise of this Warrant, shall for all purposes be deemed to have become the Holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate, except that, if the date of such surrender and payment is a date when the stock transfer books of the Corporation are closed, such person shall be deemed to have become the Holder of record of such shares at the close of business on the next succeeding date on which the stock transfer books are open. The issuance of any shares of Common Stock pursuant to the terms of this Warrant shall at all times be subject to compliance with all requirements of the Securities Act of 1933, as amended, and with all applicable foreign and state securities and blue sky laws then in effect.

         (c) As used herein, the following terms shall have the following meanings:

              (i) "CLOSING PRICE" on any Trading Day shall mean the reported last sales price of a share of Common Stock, regular way, on such Trading Day, or in case no sale takes place on such Trading Day, the average of the last reported closing bid and asked prices, regular way, in each case on the principal national securities exchange on which the Common Stock is then listed or admitted to trading or, if the Common Stock is not then listed or admitted to trading on any national securities exchange, the highest closing sales price or, if no sale takes place on such Trading Day, the average of the closing bid and asked prices of a share of Common Stock in the over-the-counter market as shown on NASDAQ or, if the Common Stock is not then quoted in such system, as reported on the OTC Bulletin Board or as published by the National Quotation Bureau, Incorporated or any similar successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Corporation.

              (ii) "EXERCISE PERIOD" shall mean the period beginning on the date hereof and ending on the 24th monthly anniversary of the date hereof, subject to earlier termination in accordance with the following provisions. If, at any time after the date hereof, the Closing Price of the Corporation's Common Stock exceeds $8.00 per share for any 20 out of any 30 consecutive Trading Days, the Corporation may, upon giving written notice to the Holders of the Warrants, no later than 10 days after the end of any such 30-day period, notify the Holders of outstanding Warrants that the Exercise Period will terminate on a date specified by the Corporation in such notice which shall not be earlier than the 45th day after the end of such 30-day period. Notwithstanding the foregoing sentence, the Corporation will not be permitted to accelerate the termination of the Exercise Period as set forth above unless the Corporation has an effective registration statement covering all of the Warrant Shares at the time the Corporation provides notice of the acceleration of the termination of the Exercise Period and the Corporation has reason to believe, and in good faith does believe, such registration statement shall remain in effect throughout the Exercise Period, as accelerated.

                    The Corporation shall: (A) take all action reasonably necessary to keep such registration statement effective for a period of not less than six months after the termination of the accelerated exercise period, including, without limitation the filing of all such amendments and supplements as may be necessary to keep such registration statement effective; and (B) use its best efforts to register or qualify the Warrant Shares covered by the aforesaid registration statement under the securities or blue sky laws of such jurisdiction as any Holders of the Warrants and Warrant Shares shall reasonably request (provided, the Company shall not be required to consent to general service of process for all purposes of any jurisdiction where it is not then qualified) and do any and all other acts or things which may be reasonably necessary or advisable to enable such seller to consummate the public sale or other disposition in such jurisdictions of such securities.

              (iii) "TRADING DAY" shall mean any day on which the principal national securities exchange or over-the-counter market in which the Common Stock is traded is open for business and in which there is no restriction on trading in the Common Stock.

     SECTION 2. COVENANTS AS TO COMMON STOCK. The Corporation covenants and agrees all Warrant Shares will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Corporation further covenants and agrees the Corporation will at all times have authorized and reserved, free from preemptive rights, a sufficient number of shares of its common stock to provide for the exercise of the rights represented by this Warrant. If and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Corporation will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all of the Warrant Shares.

     Section 3.   TRANSFER.

         (a) SECURITIES LAWS. Neither this Warrant nor the Warrant Shares have been registered under the Securities Act of 1933. The Corporation will not transfer this Warrant or the Warrant

Shares unless (i) there is an effective registration covering such Warrant or such shares, as the case may be, under the Securities Act of 1933 and applicable states securities laws, (ii) it first receives a letter from an attorney, acceptable to the Corporation's board of directors or its agents, stating that in the opinion of the attorney the proposed transfer is exempt from registration under the Securities Act of 1933 and under all applicable state securities laws, or (iii) the transfer is made pursuant to Rule 144 under the Securities Act of 1933.

         (b) COMPLIANCE WITH BLUE SKY LAW. The Corporation will be able to issue the Warrant Shares upon exercise of the Warrant only if there is a then current Offering Memorandum or registration statement available for and distributed to the Warrant Holders relating to such Common Stock, and only if such Warrant and Common Stock is qualified for sale or exempt from qualification under applicable state securities laws of the jurisdiction in which the Holders of the Warrants reside. The Corporation reserves the right in its sole discretion to determine not to apply for exemptions or to register such Common Stock in any jurisdiction where the time and expense do not justify the costs of such exemption filing or registration. The Warrants may be deprived of any value in the event the Corporation does not satisfy or the Corporation chooses not to satisfy any such requirements. Although it is the present intention of the Corporation to satisfy such requirements, there can be no assurance the Corporation will be able to do so; provided, however, the Corporation will not be permitted to accelerate the termination of the Exercise Period of these Warrants unless such acceleration is accomplished in full compliance with
Section 1(c)(ii) hereof.

         (c) INVESTMENT REPRESENTATIONS. The Holder of the Warrant agrees and acknowledges the Warrant is being purchased for his own account, for investment purposes only, that he either has a prior personal or business relationship with the officers, directors or controlling persons, or by reason of his business or financial experience, or the business or financial experience of he and his professional advisors who are unaffiliated with and not compensated by the Corporation, could be reasonably assumed to have the capacity to protect his own interests in connection with the purchase of and the exercise of the Warrants, and not for the account of any other person, and not with a view to distribution, assignment or resale to others or to fractionalization in whole or in part, and the Holder further represents, warrants and agrees as follows: no other person has or will have a direct or indirect beneficial interest in this Warrant and the Holder will not sell, hypothecate or otherwise transfer his Warrant except in accordance with the Act and applicable state securities laws or unless, in the opinion of counsel for the Holder acceptable to the Corporation, an exemption from the registration requirements of the Act and such state laws is available.

         (d) CONDITIONS TO TRANSFER. Prior to any such proposed transfer, and as a condition thereto, if such transfer is not made pursuant to an effective registration statement under the Securities Act, the Holder will, if requested by the Corporation, deliver to the Corporation (i) an investment covenant signed by the proposed transferee, (ii) an agreement by such transferee that the restrictive investment legend set forth above be placed on the certificate or certificates representing the securities acquired by such transferee, (iii) an agreement by such transferee that the Corporation may place a "stop transfer order" with its transfer agent or registrar, and (iv) an agreement by the transferee to indemnify the Corporation to the same extent as set forth in the next succeeding paragraph.

         (e) INDEMNITY. The Holder acknowledges the Holder understands the meaning and legal consequences of this Section, and the Holder hereby agrees to indemnify and hold harmless the Corporation, its representatives and each officer, director, agent, and legal counsel thereof from and against any and all loss, damage or liability (including all attorneys' fees and costs incurred in enforcing this indemnity provision) due to or arising out of (a) the inaccuracy of any representation or the breach of any warranty of the Holder contained in, or any other breach of, this Warrant, (b) any transfer of any of this Warrant or the Warrant Shares in violation of the Securities Act of 1933, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated under either of such acts, (c) any transfer of this Warrant or any of the Warrant Shares not in accordance with this Warrant or (d) any untrue statement or omission to state any material fact in connection with the investment representations or with respect to the facts and representations supplied by the Holder to counsel to the Corporation upon which its opinion as to a proposed transfer shall have been based.

         (f) HOLDBACK PERIOD AND TRANSFER. Except as specifically restricted hereby, this Warrant and the Warrant Shares issued may be transferred by the Holder in whole or in part at any time or from time to time. In the event the Corporation publicly offers shares of its Common Stock, the Warrant Shares may not be sold from the date of the Corporation's initial public offering of securities for the period set forth in any agreement between the Company and any underwriter or managing broker of such public offering. Upon surrender of this Warrant certificate to the Corporation or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, and upon compliance with the foregoing provisions, the Corporation shall, without charge, execute and deliver a new Warrant certificate in the name of the assignee named in such instrument of assignment, and this Warrant certificate shall promptly be canceled. Any assignment, transfer, pledge, hypothecation or other disposition of this Warrant attempted contrary to the provisions of this Warrant, or any levy of execution, attachment or other process attempted upon this Warrant, shall be null and void and without effect.

     Section 4. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Corporation, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.


     Section 5.   ANTI-DILUTION PROVISIONS.

         (a)  STOCK SPLITS; DIVIDENDS, ETC.

              (i) If the Corporation shall at any time after the date hereof subdivide its outstanding shares of Common Stock (or other securities at the time receivable upon the exercise of the Warrant) by recapitalization, reclassification or split-up thereof, or if the Corporation shall declare a stock dividend or distribute shares of Common Stock to its stockholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Corporation shall at any time combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased. Any such adjustment and adjustment to the Exercise Price pursuant to this Section shall be effective at the close of business on the effective date of such subdivision or combination or if any adjustment is the result of a stock dividend or distribution then the effective date for such adjustment based thereon shall be the record date therefor.

              (ii) Whenever the number of shares of Common Stock purchasable upon the exercise of this Warrant is adjusted, as provided in this Section, the Exercise Price shall be adjusted to the nearest cent by multiplying such Exercise Price immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

         (b) ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER. ETC. In case of any reorganization of the Corporation (or any other corporation, the securities of which are at the time receivable on the exercise of this Warrant) after the date hereof, or in case after such date the Corporation (or any such other corporation) shall consolidate with or merge into another corporation or convey all or substantially all of its assets to another corporation, then, and in each such case, the Holder of this Warrant upon the exercise as provided in
Section 1 at any time after the consummation of such reorganization, consolidation, merger or conveyance, shall be entitled to receive, in lieu of the securities and property receivable upon the exercise of this Warrant prior to such consummation, the securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto; in each such case, the terms of this Warrant shall be applicable to the securities or property received upon the exercise of this Warrant after such consummation.

         (c) CERTIFICATE AS TO ADJUSTMENTS. In each case of an adjustment in the number of shares of Common Stock receivable on the exercise of this Warrant, the Corporation at its expense shall promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by an officer of the Corporation setting forth such adjustment and showing the facts upon which such adjustment is based. The Corporation shall forthwith mail a copy of each such certificate to each Holder.

         (d)  NOTICES OF RECORD DATE, ETC. In case:

              (i) the Corporation shall take a record of the holders of its Common Stock (or other securities at the time receivable upon the exercise of the Warrant) for the purpose of entitling them to receive any dividend (other than a cash dividend at the same rate as the rate of the last cash dividend theretofore paid) or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities, or to receive any other right; or

              (ii) of any voluntary or involuntary dissolution, liquidation or winding-up of the Corporation, then, and in each such case, the Corporation shall mail or cause to be mailed to each Holder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (B) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any, to be fixed, as to which the holders of record of Common Stock (or such other securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least twenty (20) days prior to the date therein specified, and this Warrant may be exercised prior to said date during the term of the Warrant.

         (e) THRESHOLD FOR ADJUSTMENTS. Anything in this Section to the contrary notwithstanding, the Corporation shall not be required to give effect to any adjustment until the cumulative resulting adjustment in the Exercise Price pursuant to this Section shall have required a change of the Exercise Price by at least $.20, but when the cumulative net effect of more than one adjustment so determined shall be to change the Exercise Price by at least $.40, such full change in the Exercise Price shall thereupon be given effect. No adjustment shall be made by reason of the issuance of shares upon conversion rights, stock issuance rights or similar rights currently outstanding or any change in the number of treasury shares held by the Corporation.

     Section 6. LEGEND AND STOP TRANSFER ORDERS. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of any of this Warrant and the issuance of any of the Warrant Shares, the Corporation shall instruct its transfer agent, if any, to enter stop transfer orders with respect to such shares, and all certificates representing shares of Warrant Shares shall bear on the face thereof substantially the following legend:

       This certificate has not been registered under the Securities Act of 1933. The Corporation will not transfer this certificate unless
       (i) there is an effective registration covering the shares represented by this certificate under the Securities Act of 1933 and all applicable state securities laws, (ii) it first receives a letter from an attorney, acceptable to the board of directors or its agents, stating that in the opinion of the attorney the proposed transfer is exempt from registration under the Securities Act of 1933 and under all applicable state securities laws, (iii) the transfer is made pursuant to Rule 144 under the Securities Act of 1933.

     Section 7. OFFICER'S CERTIFICATE. Whenever the number or kind of securities purchasable upon exercise of this Warrant or the Exercise Price shall be adjusted as required by the provisions hereof, the Corporation shall forthwith file with its Secretary or Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted number of kind of securities purchasable upon exercise of this Warrant and the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustments. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Corporation shall, forthwith after each such adjustment, mail by certified mail a copy of such certificate to the Holder.

     Section 8.   TRANSFER OF WARRANT. Subject to Section 3 hereof, this
Warrant and all rights hereunder are transferable in whole (or in part), at the agency of office of the Corporation referred to in Section 1 hereof by the Holder hereof in person or by duly authorized attorney, upon surrender of this Warrant properly endorsed. Each taker and Holder of this Warrant, by taking or holding the same, consents and agrees that this Warrant, when endorsed, in blank, shall be deemed negotiable, and, when so endorsed the Holder hereof may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for all purposes and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until each transfer on such books, the Corporation may treat the registered Holder hereof as the owner hereof for all purposes.

     Section 9. ELIMINATION OF FRACTIONAL INTERESTS. The Corporation shall not be required to issue stock certificates representing fractions of shares of Common Stock, nor shall it be required to issue script or pay cash in lieu of fractional interests, it being the intent of the parties that all fractional interests shall be eliminated.

     Section 10. EXCHANGE OF WARRANT. Subject to the limitations set forth herein this Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Corporation designated in Section 1 hereof, for a new Warrant of like tenor representing the right to subscribe for and purchase the number of Warrant Shares which may be subscribed for and purchased hereunder.

     Section 11. NOTICES TO WARRANT HOLDERS. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent to or receive notice as a shareholder in respect of any meetings of shareholders for the election of Directors or any other matter, or as having any rights whatsoever as a shareholder of the Corporation. If, however, at any time prior to the expiration of the Warrant and prior to its exercise, any of the following events shall occur:

         (a) The Corporation shall offer to all of the holders of its Common Stock any additional shares of stock of the Corporation or securities convertible into or exchangeable for shares of stock of the Corporation, or any option, right or warrant to subscribe therefor; or

         (b) A dissolution, liquidation or winding up of the Corporation (other than in connection with a consolidation or merger) or a sale of all or substantially all of its property, assets and business as an entirety (whether by merger, consolidation or sale of assets) shall be proposed;

then, in any one or more of said events, the Corporation shall give written notice of such events at least fifteen (15) days prior to the date fixed as a record date or the date of closing the transfer books for the determination of the shareholders entitled to such convertible or exchangeable securities or subscription rights, or entitled to vote on such proposed dissolution, liquidation, winding up or sale. Such notice shall specify such record date or the date of closing the transfer books, as the case may be. Failure to give such notice or any defect therein shall not affect the validity of any action taken in connection with the issuance of any convertible or exchangeable securities, or subscription rights, options or warrants, or any proposed dissolution, liquidation, winding up or sale.

     Section 12. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. Upon surrender by the Holder of this Warrant to the Corporation, the Corporation at its expense will issue in exchange therefor, and deliver to such Holder, a new Warrant. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction, upon delivery by such Holder of an indemnity agreement or security satisfactory to the Corporation, and in case of any such mutilation, upon surrender and cancellation of this Warrant, the Corporation, upon reimbursement of all reasonable expenses incident thereto, will issue and deliver to such Holder a new Warrant of like tenor, in lieu of such lost, stolen, destroyed or mutilated Warrant. Any Warrant delivered to such Holder in accordance with this Section 12 shall bear the same securities legends as the Warrant which it replaced.

     Section 13. GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of California applicable to contracts made therein.

     Section 14. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been duly made when delivered, or mailed by registered or certified mail, return receipt requested:

          (a) If to the registered Holder of this Warrant, to the address of such Holder as shown on the books of the Corporation; or

          (b) If the Corporation, at 12675 Danielson Court, Suite 401, Poway, Ca. 92064 Attn: James A. Scudder.

     Section 15. SUCCESSORS. All the covenants, agreements, representations and warranties contained in this Warrant shall bind the parties hereto and their respective heirs, executors, administrators, distributees, successors and assigns.

     Section 16. HEADINGS. The Article and Section headings in this Warrant are inserted for purposes of convenience only and shall have no substantive effect.

     IN WITNESS WHEREOF, ONTRO, INC. has caused this Warrant to be executed by a duly authorized officer under its corporate seal and to be dated as of the date first above written.


                                             ONTRO, INC.
                                             a California corporation


                                              By: /s/ James A. Scudder
                                                 -------------------------------
                                                  James A. Scudder, President

[CORPORATE SEAL]

                               FORM OF ASSIGNMENT


                [To be signed only upon transfer of the Warrant]

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto__________________, all of the rights represented by the within Warrant to purchasc___________ shares of Common Stock of ONTRO, INC. to which the within Warrant relates, and appoints _______________________, Attorney to transfer such rights on the books of ONTRO, INC. with full power of substitution in the premises.

Dated:

-------------------------                              -------------------------
                                                              (Signature)


                                                       -------------------------

                                                       -------------------------
                                                               (Address)


Signed in the presence of:


-----------------------------------
Name:
     ------------------------------

                                FORM OF EXERCISE

                [To be signed only upon exercise of the Warrant]

     THE UNDERSIGNED, the Holder of the within Warrant, hereby irrevocably elects to purchase________________ shares of Common Stock of ONTRO, INC. and herewith tenders payment of $__________ in full payment of the exercise price for such shares, and requests that the certificates for such shares be issued in the name of, and delivered to, ________________________whose address is ______________________________________________________________

Dated:

-------------------------                         -------------------------
                                                         (Signature)


                                                  -------------------------

                                                  -------------------------
                                                          (Address)